ARISTOTLE ESG CORE BOND FUND (THE “FUND”)
a series of Aristotle Funds Series Trust (the “Trust”)
Supplement dated December 19, 2024 to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated July 29, 2024, as may be supplemented and/or revised from time to time, as it relates to the Fund.

Important Notice Regarding Changes to the Investment Goal, the Investment Policy, and the Fund Name

Effective as of February 17, 2025 the Board of Trustees of the Trust (the “Board”) has approved the change of the Fund’s name to “Aristotle Core Bond Fund.”

Effective February 17, 2025, the Board has approved a change to the Fund’s investment goal and 80% investment policy, as described in the table below.

	Current	New (Effective February 17, 2025)
Investment Goal	Aristotle ESG Core Bond Fund seeks total return, consisting of current income and capital appreciation, while giving consideration to certain environmental, social, and governance (“ESG”) criteria.	Aristotle Core Bond Fund seeks total return, consisting of current income and capital appreciation.

80% Investment Policy	Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities that are permitted investments under the ESG Exclusionary Screens (as defined in the Fund’s Summary Prospectus and Prospectus, each dated July 29, 2024).	Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities.

The Fund’s principal investment strategies will also be changed to remove the ESG Exclusionary Screens and the discussion of ESG Metrics.

The following revisions to the Summary Prospectus, Prospectus, and SAI will be made effective as of February 17, 2025:

All references in the Summary Prospectus, Prospectus, and SAI to the Fund’s current name are hereby deleted and replaced with “Aristotle Core Bond Fund”.

The disclosure of the Fund’s Investment Goal in the Summary Prospectus and the “Fund Summaries – Aristotle Core Bond Fund” section of the Prospectus are hereby deleted and replaced with the following:

Investment Goal
Aristotle Core Bond Fund (the “Fund”) seeks total return, consisting of current income and capital appreciation.

The disclosure of the Fund’s Investment Goal in the “Additional Information About Principal Investment Strategies and Principal Risks – Aristotle Core Bond Fund” section of the Prospectus is hereby deleted and replaced with the following:

Investment Goal
This Fund seeks total return, consisting of current income and capital appreciation.

The discussion of the Fund’s principal investment strategies in the Summary Prospectus and the “Fund Summaries – Aristotle Core Bond Fund” and “Additional Information About Principal Investment Strategies and Principal Risks – Aristotle Core Bond Fund” sections of the Prospectus are hereby deleted and replaced with the following:

Principal Investment Strategies
The Fund primarily invests in a broad range of investment grade debt securities, including corporate bonds, mortgage-related securities, asset-backed securities, debt securities issued by the U.S. government or its related agencies and U.S. dollar-denominated debt securities issued by developed foreign governments and corporations. Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities. The Fund may invest up to 65% of its assets in corporate bonds. The Fund may invest up to 30% of its assets in U.S. dollar-denominated debt securities of developed foreign governments and corporations.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg US Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to Interest Rate Risk. The shorter a fund’s duration, the less sensitive it is to Interest Rate Risk. The duration of the Bloomberg US Aggregate Bond Index was 6.21 years as of November 30, 2024.

The sub-adviser’s investment process for the Fund is based on the sub-adviser’s fundamental research process, which considerations are described below.

Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. An investment is generally sold when the sub-adviser believes that the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors but may invest a significant percentage of the Fund’s assets in issuers in a single sector. The components of the Fund are likely to change over time.

Fundamental Research Process. The sub-adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the sub-adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Once this is determined, the sub-adviser looks for companies that it believes have sustainable competitive positions, strong management teams and the ability to repay or refinance its debt obligations. The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis for each potential investment. When selecting investments, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

The discussion of the Fund’s principal investment risks in the Summary Prospectus and the “Fund Summaries – Aristotle Core Bond Fund” and “Additional Information About Principal Investment Strategies and Principal Risks – Aristotle Core Bond Fund” sections of the Prospectus are hereby revised to remove disclosure related to “ESG Criteria Risk.”

In the discussion of the Fund’s principal investment risks in the Summary Prospectus and the “Fund Summaries – Aristotle Core Bond Fund” and “Additional Information About Principal Investment Strategies and Principal Risks – Additional Information About Principal Risks” sections of the Prospectus, references to ESG metrics used by the Fund’s sub-adviser when considering investments in mortgage-related and asset-backed securities in “Mortgage-Related and Other Asset-Backed Securities Risk” are hereby deleted.

In the discussion of the Fund’s performance in the Summary Prospectus and the “Fund Summaries – Aristotle Core Bond Fund – Principal Risks” section of the Prospectus, the following is hereby added after the second sentence of the first paragraph:

The Fund changed its investment strategies on February 17, 2025. Accordingly, any performance information for periods prior to February 17, 2025 is attributable to the Fund’s previous investment strategies.

In the “Additional Investment Strategies of the Funds – Aristotle Core Bond Fund” section of the SAI, information related to ESG metrics is hereby deleted.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.

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